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                                                                 EXHIBIT 4.11(a)


                      AMENDED AND RESTATED VOTING AGREEMENT

              THIS AMENDED AND RESTATED VOTING AGREEMENT (the "Agreement") is entered into as of December 15, 1998, by and among the stockholders named on the signature pages hereto (each a "Stockholder" and, collectively, the "Stockholders") and Sterling Chemicals Holdings, Inc. (the "Company").

                             PRELIMINARY STATEMENTS

       A. The Stockholders are beneficial owners of common stock, par value $.01 per share, of the Company ("Common Stock");

       B. Certain of the Stockholders and the Company heretofore entered into an Amended and Restated Voting Agreement dated as of January 22, 1997 (the "Existing Voting Agreement").

       C. The parties hereto desire to amend the Existing Voting Agreement in certain respects and to restate the Existing Voting Agreement, as so amended, in its entirety.

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

                                    ARTICLE I

                         Definitions and Interpretation

              1.1. Definitions. As used in this Agreement, the following terms shall have the meanings provided below:

              "Annual Cain Designation" has the meaning specified in Section
       5.2.

              "Annual Clipper Designation" has the meaning specified in Section 3.2.

              "Annual Koch Designation" has the meaning specified in Section
       4.2.

              "Annual Meeting" means an annual meeting of the stockholders of the Company.

              "Board" means the board of directors of the Company.

              "Cain" means Gordon A. Cain.




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              "Cain Designee" means a person designated as a nominee for election to the Board pursuant to Article V.

              "Cain Director" means a director of the Company designated by Cain pursuant to Article V.

              "Clipper Designee" means a person designated as a nominee for election to the Board pursuant to Article III.

              "Clipper Director" means a director of the Company designated by the Clipper Representative pursuant to Article III.

              "Clipper Investors" means (i) Clipper Capital Associates, L.P.,
       (ii) Clipper Equity Partners I, L.P., (iii) Clipper/Merchant Partners, L.P., (iv) Clipper/European Re, L.P., Clipper/Merban, L.P., (v) CS First Boston Merchant Investments 1995/96, L.P., (vi) certain accredited investors who enter into agreements with Clipper Capital Associates, L.P. under which such partnership acts as a nominee with respect to Common Stock purchased on behalf of such investors and who are identified as Clipper Investors by written notice given by Clipper Capital Associates, L.P. to the Company and (vii) those employees of CS First Boston Corporation who enter into subscription agreements with the Company and who are identified as Clipper Investors by written notice given by Clipper Capital Associates, L.P. to the Company.

              "Clipper Observer" has the meaning specified in Section 3.6.

              "Clipper Representative" means Clipper Equity Partners I, L.P. so long as it holds Common Stock and thereafter means all the remaining Clipper Investors.

              "Koch" means Koch Capital Services, Inc.

              "Koch Designee" means a person designated for election to the Board pursuant to Article IV.

              "Koch Director" means a director of the Company designated by Koch pursuant to Article IV.

              "Voting Stock" means Common Stock and any other class of capital stock of the Company entitled to vote generally in an election of directors.

              1.2. Interpretation. (a) In this Agreement, unless a contrary intention appears:

              (i) the singular number includes the plural number and vice versa;

              (ii) reference to any gender includes each other gender;



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              (iii) the words "herein," hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

              (iv) reference to any person or entity includes such person's or entity's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a person or entity in a particular capacity excludes such person or entity in any other capacity or individually;

              (v) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof; and

              (vi) reference to any Article or Section means such Article or Section hereof.

              (b) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

              (c) This Agreement shall be deemed drafted jointly by all the parties hereto and shall not be specifically construed against any party hereto based on any claim that such party or its legal counsel drafted such provision.

                                   ARTICLE II

                                  Size of Board

              The parties hereto acknowledge and agree that, so long as this Agreement remains in effect, at no time shall the total number of directors be less than four plus the total number of director nominees that the Clipper Representative, Koch and Cain shall then be entitled to designate in accordance with Articles III, IV and V, respectively.

                                   ARTICLE III

                        The Clipper Director and Observer

              3.1. General. The Clipper Representative shall be entitled to designate one individual as a director nominee to serve on the Board. Such designation shall be made annually as provided in Section 3.2 or at other times as provided in Section 3.3. The parties hereto acknowledge that Robert B. Calhoun has heretofore been designated and elected as the initial Clipper Director. The Clipper Director shall serve on the Board until a successor director shall be duly elected and qualified or until his earlier death, removal or resignation.

              3.2. Annual Clipper Designations. The Company shall, no later than 45 days prior to the mailing of any proxy statement with respect to an Annual Meeting, notify the Clipper Representative of the date of such mailing. As soon as practicable after receipt of such notice but



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in any event no later than 20 days prior to the mailing date specified therein, the Clipper Representative shall provide the Company a written instrument ("Annual Clipper Designation") designating either the incumbent Clipper Director or a person other than the incumbent Clipper Director, in which event the Annual Clipper Designation shall include such other person's name, age, principal occupation, business address and telephone number and residence address and telephone number. The Annual Clipper Designation shall also include or be accompanied by (i) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (ii) such person's consent to being named in the proxy statement as a nominee and (iii) a statement of such person's intention to serve as a director if elected to the Board. The Company shall nominate for election at such Annual Meeting the person designated in the Annual Clipper Designation. Subject to applicable laws, the Company shall take all other actions reasonably necessary to cause the Clipper Designee to be elected to the Board. Each Stockholder agrees to vote (or caused to be voted) the Voting Stock owned by it in favor of the Clipper Designee and to take any other necessary or desirable action in its capacity as a stockholder of the Company to cause the Clipper Designee to be elected to the Board.

              3.3. Interim Clipper Designations. In case a vacancy shall occur on the Board because of the death, resignation or removal of the Clipper Director, the Clipper Representative may elect either (i) to have such vacancy filled at the next Annual Meeting pursuant to a designation made in accordance with Section 3.2 or (ii) to have such vacancy filled prior to such Annual Meeting by a majority of the directors remaining in office. If the Clipper Representative wishes to make the election provided for in clause (ii) above, it shall designate a successor director nominee by written notice given to the Company and each of the other Stockholders (the "Interim Clipper Designation"). Subject to applicable laws, the Company shall recommend that the remaining directors elect the Clipper Designee named in any Clipper Interim Designation and shall take all other actions reasonably necessary to cause such Clipper Designee to be elected to the Board. Each Stockholder agrees to vote (or cause to be voted) the Voting Stock owned by it in favor of any such Clipper Designee and to take any other necessary or desirable action in its capacity as a stockholder of the Company to cause any such Clipper Designee to be elected to the Board. Without limitation of the foregoing, each of Cain and Koch agrees to cause the Cain Director and the Koch Director, respectively, to vote in favor of any such Clipper Designee and each Stockholder who is a member of the Board agrees, subject to his fiduciary duties, to vote in favor of any such Clipper Designee.

              (b) In the event Clipper shall make an Interim Clipper Designation in accordance with paragraph (a) above in order to fill the vacancy created by the death, resignation or removal of the Clipper Director and in the event a majority of the directors remaining in office shall fail or refuse to appoint the Clipper Designee named in such Interim Clipper Designation to fill such vacancy within 30 days after receipt by the Company of such Interim Clipper Designation, then the Company agrees, if requested by Clipper to do so, to call a special meeting of the stockholders of the Company for the purpose of voting upon a proposal to elect such Clipper Designee to the Board; provided, however, that in no event shall the Company be required to call a special meeting of the stockholders if the Company has given a formal notice of the next Annual Meeting.



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              3.4. Failure of Clipper to Designate. If the Clipper
Representative shall fail or refuse to designate a nominee for director pursuant to Section 3.2 or 3.3, such directorship shall remain vacant unless and until such designation shall be made as provided in this Article III; provided, however, that if such vacancy results in less than the minimum number of directors required by law or by the charter or bylaws of the Company as then in effect, such vacancy shall be filled by an individual elected by a majority of the directors then serving.

              3.5. Removal of Clipper Director. The Clipper Representative shall have the exclusive right (except as otherwise provided by applicable law or the Company's charter) to remove or replace the Clipper Director. If the Clipper Representative desires to remove the Clipper Director, it shall give written notice of such desire to the Company and the other Stockholders who shall thereupon become obligated to vote all Voting Stock owned by them in favor of the removal of the Clipper Director. No Stockholder (other than the Clipper Investors) shall vote any of the securities of the Company owned by it or take any other action in its capacity as a stockholder of the Company for the removal of the Clipper Director without the prior written approval of the Clipper Representative.

              3.6. The Clipper Observer. The Clipper Representative shall have the right, exercisable by written notice to the Company, to designate from time to time an observer (the "Clipper Observer") who shall have the right to attend meetings of the Board and to receive information delivered to the Board, at the expense of the Clipper Investors. The initial Clipper Observer shall be Kevin A. Macdonald.

              3.7. Termination/Suspension of Clipper Rights. Notwithstanding anything in this Agreement to the contrary, the rights of the Clipper Investors and the Clipper Representative under this Article III and the obligations of the other parties hereto under this Article III shall terminate immediately and without notice upon the earliest of (i) August 21, 2006, (ii) the termination of this Agreement under Section 8.3 and (iii) any event or occurrence resulting in the holding by the Clipper Investors of less than 5% of the outstanding shares of Common Stock. Promptly upon the termination of its rights under this Article III, the Clipper Investors agree to (i) cause the resignation of, or provide notice to the other parties hereto as provided in Section 3.5 requesting the removal of, the incumbent Clipper Director and (ii) inform the Clipper Observer that his rights under Section 3.6 have terminated.

              3.8. Irrevocable Proxy. Each of the Stockholders hereby grants to the Clipper Representative, on behalf of the Clipper Investors, an irrevocable proxy to vote all shares of Common Stock presently or at any future time owned beneficially or of record by such Stockholder which the Stockholder is entitled to vote, and to represent and otherwise act as such Stockholder could act, in the same manner and with the same effect as if such Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof, or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of electing a Clipper Designee to the Board as provided in Section 3.2 or 3.3 or removing the Clipper Director from the Board as provided in Section 3.5.




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                                   ARTICLE IV

                                The Koch Director

              4.1. General. Koch shall be entitled to designate one individual as a director nominee to serve on the Board. Such designation shall be made annually as provided in Section 4.2 or at other times as provided in Section
4.3. The parties hereto acknowledge that George J. Damiris has heretofore been designated and elected as the current Koch Director. The Koch Director shall serve on the Board until a successor director shall be duly elected and qualified or until his earlier death, removal or resignation.

              4.2. Annual Koch Designations. The Company shall, no later than 45 days prior to the mailing of any proxy statement with respect to an Annual Meeting, notify Koch of the date of such mailing. As soon as practicable after receipt of such notice but in any event no later than 20 days prior to the mailing date specified therein, Koch shall provide the Company a written statement ("Annual Koch Designation") designating either the incumbent Koch Director or a person other than the incumbent Koch Director, in which event the Annual Koch Designation shall include such other person's name, age, principal occupation, business address and telephone number and residence address and telephone number. The Annual Koch Designation shall also include or be accompanied by (i) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (ii) such person's consent to being named in the proxy statement as a nominee and (iii) a statement of such person's intention to serve as a director if elected to the Board. The Company shall nominate for election at such Annual Meeting the person designated in the Annual Koch Designation. Subject to applicable laws, the Company agrees to take all other actions reasonably necessary to cause the Koch Designee to be elected to the Board. Each Stockholder agrees to vote (or cause to be voted) the Voting Stock owned by it in favor of the Koch Designee and to take any other necessary or desirable action in its capacity as a stockholder of the Company to elect the Koch Designee to the Board.

              4.3. Interim Koch Designations. (a) In case a vacancy shall occur on the Board because of the death, resignation or removal of the Koch Director, Koch may elect either (i) to have such vacancy filled at the next Annual Meeting pursuant to a designation made in accordance with Section 4.2 or (ii) to have such vacancy filled prior to such Annual Meeting by a majority of the directors remaining in office. If Koch wishes to make the election provided for in clause
(ii) above, it shall designate a successor director nominee by written notice given to the Company and each of the other Stockholders (the "Interim Koch Designation"). Subject to applicable laws, the Company shall recommend that the remaining directors elect the Koch Designee named in the Interim Koch Designation and shall take all other actions reasonably necessary to cause such Koch Designee to be elected to the Board. Each Stockholder agrees to vote the Voting Stock owned by it in favor of any such Koch Designee and to take any other necessary or desirable action in its capacity as a stockholder of the Company to cause any such Koch Designee to be elected to the Board. Without limitation of the foregoing, each of Cain and the Clipper Investors agrees to cause the Cain Director and the Clipper Director, respectively, to vote in favor of any



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such Koch Designee and each Stockholder who is a member of the Board agrees, subject to his fiduciary duties, to vote in favor of any such Koch Designee.

              (b) In the event Koch shall make an Interim Koch Designation in accordance with paragraph (a) above in order to fill the vacancy created by the death, resignation or removal of the Koch Director and in the event a majority of the directors remaining in office shall fail or refuse to appoint the Koch Designee named in such Interim Koch Designation to fill such vacancy within 30 days after receipt by the Company of such Interim Koch Designation, then the Company agrees, if requested by Koch to do so, to call a special meeting of the stockholders of the Company for the purpose of voting upon a proposal to elect such Koch Designee to the Board; provided, however, that in no event shall the Company be required to call a special meeting of the stockholders if the Company has given a formal notice of the next Annual Meeting.

              4.4. Failure of Koch to Designate. If Koch shall fail or refuse to designate a nominee for director pursuant to Section 4.2 or 4.3, such directorship shall remain vacant unless and until such designation shall be made as provided in this Article IV; provided, however, that if such vacancy results in less than the minimum number of directors required by law or by the charter or bylaws of the Company as then in effect, such vacancy shall be filled by an individual elected by a majority of the directors then serving.

              4.5. Removal of Koch Director. Koch shall have the exclusive right (except as otherwise provided by applicable law) to remove or replace the Koch Director. If Koch desires to remove the Koch Director, it shall give written notice of such desire to the Company and the other Stockholders who shall thereupon become obligated to vote all Voting Stock owned by them in favor of the removal of the Koch Director. No Stockholder (other than Koch) shall vote any of the securities of the Company owned by it or take any other action in its capacity as a stockholder of the Company for the removal of the Koch Director without the prior written approval of Koch.

              4.6. Termination/Suspension of Koch Rights. Notwithstanding anything in this Agreement to the contrary, the rights of Koch under this
Article IV and the obligations of the other parties hereto under this Article IV shall terminate immediately and without notice upon the earliest of (i) August 21, 2006, (ii) the termination of this Agreement under Section 8.3 and (iii) any event or occurrence resulting in the holding by Koch of less than 5% of the outstanding shares of Common Stock. Promptly upon the termination of its rights under this Article IV, Koch agrees to cause the resignation of, or provide notice to the other parties hereto as provided in Section 4.5 requesting the removal of, the incumbent Koch Director.

              4.7. Irrevocable Proxy. Each of the Stockholders hereby grants to Koch an irrevocable proxy to vote all shares of Common Stock presently or at any future time owned beneficially or of record by such Stockholder which the Stockholder is entitled to vote, and to represent and otherwise act as such Stockholder could act, in the same manner and with the same effect as if such Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof, or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu



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thereof or any other action so taken shall be solely for the purposes of electing a Koch Designee to the Board as provided in Section 4.2 or 4.3 or removing the Koch Director from the Board as provided in Section 4.5.

                                    ARTICLE V

                                The Cain Director

              5.1. General. Cain shall be entitled to designate one individual as a director nominee to serve on the Board. The initial Cain Director may be designated by Cain at any time on or after the earlier of (i) February 1, 1999 and (ii) the consummation of the first Closing (as defined in that certain Standby Purchase Agreement dated as of December 15, 1998 between the Company and Cain, which is referred to herein as the "Purchase Agreement"). Thereafter, such designation shall be made annually as provided in Section 5.2 or at other times as provided in Section 5.3. In order to designate the initial Cain Director, Cain shall provide the Company a written statement designating a person as the Cain Director, which statement shall include such person's name, age, principal occupation, business address and telephone number and residence address and telephone number and shall also include or be accompanied by (A) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (B) such person's social security number, (C) such person's consent to being named in the proxy statement as a nominee and (D) a statement of such person's intention to serve as a director if elected to the Board. Upon receipt of such statement, the Company shall, as soon as practicable, call a special meeting of the Board of Directors for the purpose of increasing the size of the Board of Directors by one and electing the initial Cain Designee to fill the vacancy caused by such increase.

              5.2. Annual Cain Designations. The Company shall, no later than 45 days prior to the mailing of any proxy statement with respect to an Annual Meeting, notify Cain of the date of such mailing. As soon as practicable after receipt of such notice but in any event no later than 20 days prior to the mailing date specified therein, Cain shall provide the Company a written statement ("Annual Cain Designation") designating either the incumbent Cain Director or a person other than the incumbent Cain Director, in which event the Annual Cain Designation shall include such other person's name, age, principal occupation, business address and telephone number and residence address and telephone number. The Annual Cain Designation shall also include or be accompanied by (i) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (ii) such person's consent to being named in the proxy statement as a nominee and (iii) a statement of such person's intention to serve as a director if elected to the Board. The Company shall nominate for election at such Annual Meeting the person designated in the Annual Cain Designation. Subject to applicable laws, the Company agrees to take all other actions reasonably necessary to cause the Cain Designee to be elected to the Board. Each Stockholder agrees to vote (or cause to be voted) the Voting Stock owned by it in favor of the Cain Designee and to take any other necessary or desirable action in its capacity as a stockholder of the Company to elect the Cain Designee to the Board.



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              5.3. Interim Cain Designations. (a) In case a vacancy shall occur on the Board because of the death, resignation or removal of the Cain Director, Cain may elect either (i) to have such vacancy filled at the next Annual Meeting pursuant to a designation made in accordance with Section 5.2 or (ii) to have such vacancy filled prior to such Annual Meeting by a majority of the directors remaining in office. If Cain wishes to make the election provided for in clause
(ii) above, he shall designate a successor director nominee by written notice given to the Company and each of the other Stockholders (the "Interim Cain Designation"). Subject to applicable laws, the Company shall recommend that the remaining directors elect the Cain Designee named in the Interim Cain Designation and shall take all other actions reasonably necessary to cause such Cain Designee to be elected to the Board. Each Stockholder agrees to vote the Voting Stock owned by it in favor of any such Cain Designee and to take any other necessary or desirable action in its capacity as a stockholder of the Company to cause any such Cain Designee to be elected to the Board. Without limitation of the foregoing, each of the Clipper Investors and Koch agrees to cause the Clipper Director and the Koch Director, respectively, to vote in favor of any such Cain Designee and each Stockholder who is a member of the Board agrees, subject to his fiduciary duties, to vote in favor of any such Cain Designee.

              (b) In the event Cain shall make an Interim Cain Designation in accordance with paragraph (a) above in order to fill the vacancy created by the death, resignation or removal of the Cain Director and in the event a majority of the directors remaining in office shall fail or refuse to appoint the Cain Designee named in such Interim Cain Designation to fill such vacancy within 30 days after receipt by the Company of such Interim Cain Designation, then the Company agrees, if requested by Cain to do so, to call a special meeting of the stockholders of the Company for the purpose of voting upon a proposal to elect such Cain Designee to the Board; provided, however, that in no event shall the Company be required to call a special meeting of the stockholders if the Company has given a formal notice of the next Annual Meeting.

              5.4. Failure of Cain to Designate. If Cain shall fail or refuse to designate a nominee for director pursuant to Section 5.2 or 5.3, such directorship shall remain vacant unless and until such designation shall be made as provided in this Article V; provided, however, that if such vacancy results in less than the minimum number of directors required by law or by the charter or bylaws of the Company as then in effect, such vacancy shall be filled by an individual elected by a majority of the directors then serving.

              5.5. Removal of Cain Director. Cain shall have the exclusive right (except as otherwise provided by applicable law) to remove or replace the Cain Director. If Cain desires to remove the Cain Director, he shall give written notice of such desire to the Company and the other Stockholders who shall thereupon become obligated to vote all Voting Stock owned by them in favor of the removal of the Cain Director. No Stockholder (other than Cain) shall vote any of the securities of the Company owned by it or take any other action in its capacity as a stockholder of the Company for the removal of the Cain Director without the prior written approval of Cain.

              5.6. Termination/Suspension of Cain Rights. Notwithstanding anything in this Agreement to the contrary, the rights of Cain under this
Article V and the obligations of the other



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parties hereto under this Article V shall terminate immediately and without notice upon the earlier of (i) the termination of this Agreement under Section
8.3 and (ii) any event or occurrence resulting in the holding by Cain of less than 5% of the outstanding shares of Common Stock; provided, however, that such rights and obligations shall remain in full force and effect so long as Cain is obligated to purchase Common Stock pursuant to the Purchase Agreement. Promptly upon the termination of his rights under this Article V, Cain agrees to cause the resignation of, or provide notice to the other parties hereto as provided in
Section 5.5 requesting the removal of, the incumbent Cain Director.

              5.7. Irrevocable Proxy. Each of the Stockholders hereby grants to Cain an irrevocable proxy to vote all shares of Common Stock presently or at any future time owned beneficially or of record by such Stockholder which the Stockholder is entitled to vote, and to represent and otherwise act as such Stockholder could act, in the same manner and with the same effect as if such Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof, or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of electing a Cain Designee to the Board as provided in
Section 5.2 or 5.3 or removing the Cain Director from the Board as provided in
Section 5.5.

                                   ARTICLE VI

               Certain Restrictions on Sale of Common Stock, etc.

              6.1. Stock Legend. (a) Each certificate for shares of Common Stock owned by any Stockholder shall bear the following legend:

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF STERLING CHEMICALS HOLDINGS, INC., AND ARE HELD AND MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENT.

              (b) Upon the termination of this Agreement under Section 8.3, the Company shall, without charge and upon surrender of certificates by the holders thereof and written request of such holders, cancel all certificates evidencing shares of Common Stock bearing the legend described above and issue to the holders thereof replacement certificates that do not bear such legend for an equal number of shares held by such holders. Upon the transfer of any Common Stock bearing the legend described above to a party believed by the Company to be not bound by and subject to this Agreement by virtue of Section 8.2, the Company shall, without charge and upon surrender of certificates by the holders thereof and written request of either the transferor or transferee, cancel all certificates evidencing such shares of Common Stock and issue to the transferee thereof replacement certificates that do not bear such legend.


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              6.2. Voting Trusts, etc. No Stockholder shall deposit any shares of Common Stock in a voting trust or subject any shares of Common Stock to any arrangement or agreement (other than this Agreement) with respect to the voting of such shares unless such trust or arrangement or agreement is made expressly subject to the provisions of this Agreement. Except as provided in this Agreement, no Stockholder shall give any proxy or power of attorney with respect to any shares of Common Stock that permits the holder thereof to vote such shares in its discretion in an election of directors or for the removal of the Clipper Director, the Koch Director or the Cain Director unless such proxy or power of attorney is made expressly subject to the provisions of this Agreement.

                                   ARTICLE VII

                         Representations and Warranties

              Each party hereto hereby represents and warrants, severally and not jointly, to each other party hereto as follows:

              (a) Such party has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

              (b) Assuming this Agreement has been duly and validly authorized, executed and delivered by the other parties hereto, this Agreement constitutes a valid and binding agreement of such party, enforceable in accordance with its terms.

              (c) Neither the execution and delivery of this Agreement by such party nor the consummation by such party of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which such party is a party or by which such party is bound.

                                  ARTICLE VIII

                            Miscellaneous Provisions

              8.1. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction (this being in addition to any other remedy to which they are entitled at law or in equity), and each party hereto agrees to waive in any action for such enforcement the defense that a remedy at law would be adequate.

              8.2. Agreement Binding on Certain Transferees. Prior to any transfer of shares of Common Stock by any Stockholder (excluding any transfer pursuant to (i) a bona fide public offering of such shares or (ii) a sale of such shares pursuant to Rule 144 under the Securities Act of 1933, as amended), the transferee of such shares must agree in writing to become bound by the terms of this Agreement. For purposes of this Agreement, all references to Stockholders shall be deemed to refer to the Stockholders and all direct and indirect transferees thereof so required to become bound.

              8.3. Term of Agreement. (a) This Agreement shall not become effective for any purpose until such time as one or more counterparts hereof shall have been executed and delivered by the Company, Frank P. Diassi and Marianne R. Diassi (Joint Tenants with Right of Survivorship), William C. and Margaret W. Oehmig (Tenants in Common), The Rheney Living Trust U/A 8/23/93, Frank J. Hevrdejs, Hunter Nelson, Clipper Capital Associates, L.P., in its individual capacity and as nominee, Clipper Equity Partners I, L.P., Clipper/Merchant Partners, L.P., Clipper/Merban, L.P., Clipper/European Re, L.P., CS First Boston Merchant Investments 1995/96, L.P., Fayez Sarofim & Co., Koch Capital Services, Inc. and Olympus Growth Fund II, L.P., Olympus Executive Fund, L.P. (the "Original Parties") and Gordon A. Cain, William A. McMinn and James Crane. From and after such time, (i) this Agreement shall be binding on the Original Parties and Messrs. Cain, McMinn and Crane and (ii) as and when one or more counterparts are executed and delivered by the other parties named herein, this Agreement shall be binding on such parties. The Existing Agreement shall remain in full force and effect until such time as all of the parties named herein have executed and delivered one or more counterparts of this Agreement, at which time the Existing Agreement shall automatically terminate and be of no further force or effect; provided, however, that at all times, if any, when both this Agreement and the Existing Agreement are in force and effect, (A) a designation by the Clipper Representative under the Existing Agreement shall be deemed to be a designation by the Clipper Representative under this Agreement and vice versa, and (B) a designation by Koch under the Existing Agreement shall be deemed to be a designation by Koch under this Agreement and vice versa.

              (b) This Agreement shall terminate on December 15, 2008 or such earlier date as all the parties hereto shall agree upon in writing. Upon the termination of this Agreement, the rights and obligations hereunder of the parties hereto shall terminate and the provisions of this Agreement shall be of no force and effect.

              8.4. Reliance on Opinions of Counsel. (a) The Company shall not be obligated to take any action hereunder which is contrary to applicable law. The Company may rely and shall be fully protected in acting upon any notice, request, consent, approval or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper person or persons. The Company may consult with, and obtain advice from, legal counsel in the event any question as to any of its duties hereunder and it shall incur no liability and shall be fully protected in acting or refusing to act in good faith in accordance with the written opinion or advice of such counsel.

              (b) Any notice, request, designation, consent or approval given or made by any Stockholder hereunder shall be conclusive and binding on the successors, assigns and transferees of such Stockholder.

              (c) For the purpose of determining the number of shares of Voting Stock owned or held by any Stockholder, the Company may rely and shall be fully protected in acting upon the stock records maintained by or on behalf of the Company.

              8.5. No Inconsistent Actions. No party hereto shall, directly or indirectly, undertake any course of action inconsistent with the provisions or intent of this Agreement. Without limitation of the foregoing, each party hereto agrees that it will not amend or cause to be amended the provisions of the Company's charter or bylaws if such amendment would create a conflict or inconsistency between this Agreement and the Company's charter or bylaws.

              8.6. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

              8.7. Amendments. Except as otherwise specifically provided herein, this Agreement shall not be amended other than by an instrument in writing signed by all of the parties hereto.

              8.8. Notices. Any notice, request or communication shall be sufficiently given if given in writing addressed as indicated on the signature pages hereof. Notice shall be deemed given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, three business days after the date deposited in the United States mails. Each party hereto, by written notice to the other parties, may designate additional or different addresses for subsequent notices or communications.

              8.9. Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same agreement.

              8.10. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect to the subject matter hereof.

              8.11. Conflict with Governing Documents. In the event of a conflict between this Agreement and the certificate of incorporation or the bylaws of the Company, the provisions of this Agreement shall govern.

              8.12. Governing Law. THE LAWS OF THE JURISDICTION IN WHICH HOLDINGS IS INCORPORATED, THE STATE OF DELAWARE, SHALL GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under their respective seals, as of the day and year first written above.


                              THE COMPANY:

                              STERLING CHEMICALS HOLDINGS, INC.
                              1200 Smith Street, Suite 1900
                              Houston, Texas 77002
                              Attention:   General Counsel and Secretary
                              Fax: 713-654-9577


                              By:
                                 ---------------------------------------------
                                      Peter W. De Leeuw, President and
                                         Chief Executive Officer


                              STOCKHOLDERS:

                              FRANK P. DIASSI AND MARIANNE R. DIASSI
                              JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

                              6 Commerce Drive
                              Cranford, New Jersey  07016
                              Fax:  (908) 276-5635




                              ------------------------------------------------
                              Frank P. Diassi




                              ------------------------------------------------
                              Marianne R. Diassi

                              WILLIAM C. AND MARGARET W. OEHMIG
                              TENANTS IN COMMON
                              8 Greenway Plaza, Suite 702
                              Houston, Texas 77046
                              Fax: (713) 877-1824




                              ------------------------------------------------
                              William C. Oehmig




                              ------------------------------------------------
                              Margaret W. Oehmig


                              THE RHENEY LIVING TRUST U/A 8/23/93
                              8 Greenway Plaza, Suite 702
                              Houston, Texas 77046
                              Fax: (713) 877-1824



                              By:
                                 ---------------------------------------------
                                     Susan O. Rheney, As Trustee






                              ------------------------------------------------
                              Frank J. Hevrdejs
                              8 Greenway Plaza, Suite 702
                              Houston, Texas  77046
                              Fax: (713) 877-1824





                              ------------------------------------------------
                              Hunter Nelson
                              8 Greenway Plaza, Suite 702
                              Houston, Texas  77046
                              Fax:  (713) 877-1824

                              CLIPPER CAPITAL ASSOCIATES, L.P., in its
                                  individual capacity and as nominee
                              By:   Clipper Capital Associates, Inc.
                                       its general partner



                                    By:
                                       ---------------------------------------
                                    Printed Name:
                                                 -----------------------------
                                    Title:
                                          ------------------------------------
                                    Attn:  Eugene Lynch
                                    650 Madison Avenue, 9th Floor
                                    New York, New York  10022
                                    Fax:  (212) 940-6055


                              CLIPPER EQUITY PARTNERS I, L.P.
                              By:  Clipper Capital Associates, L.P.
                                      its general partner
                                   By:   Clipper Capital Associates, Inc.
                                           its general partner



                                         By:
                                            ----------------------------------
                                         Printed Name:
                                                      ------------------------
                                         Title:
                                               -------------------------------
                                         Attn:  Eugene Lynch
                                         650 Madison Avenue, 9th Floor
                                         New York, New York  10022
                                         Fax:  (212) 940-6055

                              CLIPPER/MERCHANT PARTNERS, L.P.
                              By:   Clipper Capital Associates, L.P.
                                       its general partner
                                    By:   Clipper Capital Associates, Inc.
                                             its general partner



                                         By:
                                            ----------------------------------
                                         Printed Name:
                                                      ------------------------
                                         Title:
                                               -------------------------------
                                         Attn:  Eugene Lynch
                                         650 Madison Avenue, 9th Floor
                                         New York, New York  10022
                                         Fax:  (212) 940-6055


                              CLIPPER/MERBAN, L.P.
                              By:   Clipper Capital Associates, L.P.
                                       its general partner
                                    By:   Clipper Capital Associates, Inc.
                                              its general partner



                                         By:
                                            ----------------------------------
                                         Printed Name:
                                                      ------------------------
                                         Title:
                                               -------------------------------
                                         Attn:  Eugene Lynch
                                         650 Madison Avenue, 9th Floor
                                         New York, New York  10022
                                         Fax:  (212) 940-6055

                              CLIPPER/EUROPEAN RE, L.P.
                              By:   Clipper Capital Associates, L.P.
                                       its general partner
                                    By:   Clipper Capital Associates, Inc.
                                             its general partner



                                         By:
                                            ----------------------------------
                                         Printed Name:
                                                      ------------------------
                                         Title:
                                               -------------------------------
                                         Attn:  Eugene Lynch
                                         650 Madison Avenue, 9th Floor
                                         New York, New York  10022
                                         Fax:  (212) 940-6055


                              CS FIRST BOSTON MERCHANT
                              INVESTMENTS 1995/96, L.P.

                              By:   Merchant Capital, Inc.
                                       its general partner
                                    By:   Clipper Capital Associates, L.P.
                                          Attorney-in-Fact
                                          By:  Clipper Capital Corporation,
                                                  its general partner



                                               By:
                                                  ----------------------------
                                               Printed Name:
                                                            ------------------
                                               Title:
                                                     -------------------------
                                               Attn:  Eugene Lynch
                                               650 Madison Avenue, 9th Floor
                                               New York, New York  10022
                                               Fax:  (212) 940-6055

                              FSI NO. 2 CORPORATION



                              By:
                                 ---------------------------------------------
                              Printed Name:
                                           -----------------------------------
                              Title:
                                    ------------------------------------------
                              Two Houston Center, Suite 2907
                              Houston, Texas  77010
                              Fax: (713) 654-8184


                              KOCH CAPITAL SERVICES, INC.



                                               By:
                                                  ----------------------------
                                               Printed Name:
                                                            ------------------
                                               Title:
                                                     -------------------------
                                               Attn:  Paul Brooks
                                               4111 East 37th Street North
                                               Wichita, Kansas  67220
                                               Fax: (316) 828-3133


                              OLYMPUS GROWTH FUND II, L.P.
                              By:   OGP II, L.P., its general partner
                                    By:   LJM Corporation, a general partner



                                               By:
                                                  -----------------------------
                                               Printed Name:
                                                            -------------------
                                               Title:
                                                     --------------------------
                                               Metro Center, One Station Place
                                               Stamford, Connecticut  06902
                                               Fax: (203) 353-5910

                              OLYMPUS EXECUTIVE FUND, L.P.
                              By:   OEF, L.P.
                                    By:   LJM L.L.C., a general partner



                                               By:
                                                  ----------------------------
                                               Printed Name:
                                                            ------------------
                                               Title:
                                                     -------------------------
                                               Metro Center, One Station Place
                                               Stamford, Connecticut  06902
                                               Fax: (203) 353-5910





                              ------------------------------------------------
                              Gordon A. Cain
                              Address:
                                      ----------------------------------------
                                      ----------------------------------------
                                      ----------------------------------------
                              Fax:
                                  --------------------------------------------




                              ------------------------------------------------
                              William A. McMinn
                              Address:
                                      ----------------------------------------
                                      ----------------------------------------
                                      ----------------------------------------
                              Fax:
                                  --------------------------------------------




                              ------------------------------------------------
                              James Crane
                              Address:
                                      ----------------------------------------
                                      ----------------------------------------
                                      ----------------------------------------
                              Fax:
                                  --------------------------------------------

                              BAYLOR SCHOOL



                              By:
                                 ---------------------------------------------
                              Printed Name:
                                           -----------------------------------
                              Title:
                                    ------------------------------------------
                              Attn:  N. Stewart Saltonstall
                              Box 1337
                              Chattanooga, Texas 37401
                              Fax: (423) 265-4276


                              VANDERBILT UNIVERSITY



                              By:
                                 ---------------------------------------------
                              Printed Name:
                                           -----------------------------------
                              Title:
                                    ------------------------------------------
                              Attn:  George B. Stadler, Asst. Treasurer
                              Treasurer's Office
                              102 Alumni Hall
                              Nashville, Tennessee 37240
                              Fax: (615) 343-3930


                              KINKAID INVESTMENTS FOUNDATION



                              By:
                                 ---------------------------------------------
                              Printed Name:
                                           -----------------------------------
                              Title:
                                    ------------------------------------------
                              Attn:  William M. Wheless III
                              201 Kinkaid School Dr.
                              Houston, Texas 77024
                              Fax: (713) 782-3543

                              ------------------------------------------------
                              Von D. Oehmig
                              1230 Scenic Highway
                              Lookout Mountain, Tennessee 30750
                              Fax: (706) 820-0323 (Phone (706) 820-0268)





                              ------------------------------------------------
                              Marian Oehmig Latimer
                              8 Bartram Road
                              Lookout Mountain, Tennessee 37350
                              Fax: (423) 825-0950


                              WILLIAM C. AND MATILDA PATTON




                              ------------------------------------------------
                              William C. Patton




                              ------------------------------------------------
                              Matilda Patton
                              217 N. Hermitage Avenue
                              Lookout Mountain, Tennessee 37350
                              Fax: (423) 265-3217


                              RAY W. GRIFFIN III



                              By:
                                 ---------------------------------------------
                                 Marian Oehmig Latimer (Power of Attorney)
                              c/o Marian Oehmig Latimer
                              8 Bartram Road
                              Lookout Mountain, Tennessee 37350
                              Fax:  (423) 265-3217

                              ------------------------------------------------
                              Margaret Jones
                              912 Euclid Avenue
                              Birmingham, Alabama 35213
                              Fax:   None





                              ------------------------------------------------
                              Alexander Jones
                              912 Euclid Avenue
                              Birmingham, Alabama 35214
                              Fax:  None





                              ------------------------------------------------
                              Margaret Jones as Custodian for
                              Andrews Jones Under the Texas UGMA
                              912 Euclid Avenue
                              Birmingham, Alabama 35213
                              Fax:  None





                              ------------------------------------------------
                              Margaret Jones as Custodian for
                              Michael Jones Under the Texas UGMA
                              912 Euclid Avenue
                              Birmingham, Alabama 35213
                              Fax:  None

                              ------------------------------------------------
                              P. Michael Gilbert
                              P.O. Box 22522
                              Houston, Texas 77227
                              Fax:  (713) 961-0441


                              1988 OEHMIG DECENDANTS TRUST



                              By:
                                 ---------------------------------------------
                                 Randolph D. Oehmig, Trustee
                              P.O. Box 3088
                              Crystal River, Florida 34423-3088
                              Fax: (352) 795-8755 (Phone (352) 795-2402)





                              ------------------------------------------------
                              Randolph D. Oehmig
                              P.O. Box 3088
                              Crystal River, Florida 34423-3088
                              Fax: (352) 795-8755 (Phone (352) 795-2402)





                              ------------------------------------------------
                              William Brittain Oehmig
                              P.O. Box 2587
                              Chattanooga, Tennessee 37409
                              Fax:  (423) 756-4111

                              ------------------------------------------------
                              William C. Oehmig, Custodian for
                              Gordon D. Oehmig
                              8 Greenway Plaza, Suite 702
                              Houston, Texas 77046
                              Fax:  (713) 877-1824


                              NICHOLAS DIASSI TRUST AGREEMENT



                              By:
                                 ---------------------------------------------
                                 Frank P. Diassi, Trustee
                              6 Commerce Drive
                              Cranford, New Jersey 07016
                              Fax:  (908) 276-5635


                              BRIANNA DIASSI TRUST AGREEMENT



                              By:
                                 ---------------------------------------------
                                 Frank P. Diassi, Trustee
                              6 Commerce Drive
                              Cranford, New Jersey 07016
                              Fax: (908) 276-5635





                              ------------------------------------------------
                              John K. O'Connor
                              One Rolling Ridge Road
                              Northfield, Illinois 60093-1013
                              Fax:  (312) 443-0336

                              THE DIASSI CHILDREN'S TRUST U/A 12/21/89



                              By:
                                 ---------------------------------------------
                                 Frank P. Diassi, Trustee
                              c/o Frank P. Diassi, Trustee
                              6 Commerce Drive
                              Cranford, New Jersey 07016
                              Fax: (908) 276-5635


                              GABRIELLE DIASSI TRUST U/A 9/24/90



                              By:
                                 ---------------------------------------------
                                 Frank P. Diassi, Trustee
                              6 Commerce Drive
                              Cranford, New Jersey 07016
                              Fax: (908) 276-5635





                              ------------------------------------------------
                              Bryan Clifford Campbell
                              Custodian for Caroline Frances Campbell
                              UGMA
                              Thermo Instrument Controls
                              2215 Grand Avenue Parkway
                              Austin, Texas 78728-3812
                              Fax: (512) 251-1485





                              ------------------------------------------------
                              Bryan Clifford Campbell, Custodian for
                              Stephen Clifford Campbell UGMA
                              2904 Greenlee Drive
                              Austin, Texas 78703
                              Fax: (512) 251-1485

                              ------------------------------------------------
                              Bryan Clifford Campbell
                              2904 Greenlee Drive
                              Austin, Texas 78703
                              Fax: (512) 251-1485





                              ------------------------------------------------
                              William J. Campbell, Custodian for
                              Andrew Dyer Campbell UGMA
                              6134 Sugar Hill
                              Houston, Texas 77057
                              Fax:  (713) 464-0970





                              ------------------------------------------------
                              William Jefferson Campbell
                              6134 Sugar Hill
                              Houston, Texas 77057
                              Fax: (713) 464-0970





                              ------------------------------------------------
                              Ross Eastman, Custodian for
                              Ross Eastman Jr. UGMA
                              6255 Chevy Chase
                              Houston, Texas 77057
                              Fax: (713) 785-0956

                              ------------------------------------------------
                              Ross Eastman, Custodian for
                              Alexandra Eastman UGMA
                              6255 Chevy Chase
                              Houston, Texas 77057
                              Fax:  (713) 785-0956





                              ------------------------------------------------
                              Merrie H. Clarke, Custodian for
                              Julian Patrick Clarke UGMA
                              3728 Northhampton St. NW
                              Washington, D.C. 20015
                              Fax:  None





                              ------------------------------------------------
                              Merrie H. Clarke, Custodian for
                              Sean McLean Clarke UGMA
                              3728 Northhampton St. NW
                              Washington, D.C. 20015
                              Fax:  None





                              ------------------------------------------------
                              Merrie H. Clarke
                              3728 Northhampton St. NW
                              Washington, D.C. 20015
                              Fax:  None

                              ------------------------------------------------
                              Patricia Meyer Hevrdejs
                              %Graphic Arts Corp.
                              2000 N.W. Wilson
                              Portland, Oregon 97209
                              Fax: (503) 222-0779





                              ------------------------------------------------
                              Dale E. Barnes
                              The Sterling Group
                              8 Greenway Plaza, Suite 702
                              Houston, Texas 77046
                              Fax: (713) 877-1824





                              ------------------------------------------------
                              Stephen A. Adger
                              %R.R. Donnelly & Sons
                              1015 S. Shepherd
                              Houston, Texas 77019
                              Fax: (713) 521-9707

                              ------------------------------------------------
                              William J. Campbell, Custodian for
                              William J. Campbell, Jr. UGMA
                              6134 Sugar Hill
                              Houston, Texas 77057
                              Fax:  (713) 464-0970